Prospectus: January 31, 1999

as revised June 1, 1999

[BT MUTUAL FUNDS LOGO APPEARS HERE]

                                 BT Mutual Funds

INTERMEDIATE
        TAX FREE FUND

        With the goal of achieving a high level of current income exempt from Federal income tax consistent with moderate risk of capital

                    TRUST: BT INVESTMENT FUNDS
                    INVESTMENT ADVISER: BANKERS TRUST COMPANY

                    [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                                    OVERVIEW

                                         OF THE INTERMEDIATE TAX FREE FUND


         Goal: The Fund invests for a high level of current income exempt from Federal income tax consistent with moderate risk of capital. Core
         Strategy: The Fund invests primarily in high-quality tax-exempt municipal bonds. The Fund seeks to hold a portfolio with an intermediate-term duration.


       INTERMEDIATE TAX FREE FUND

       OVERVIEW OF THE INTERMEDIATE TAX FREE FUND

 3     Goal
 3     Core Strategy
 3     Investment Policies and Strategies
 4     Principal Risks of Investing in the Fund
 4     Who Should Consider Investing in the Fund
 5     Total Returns, After Fees and Expenses
 6     Annual Fund Operating Expenses

       A DETAILED LOOK AT THE INTERMEDIATE TAX FREE FUND
 7     Objective
 7     Strategy
 7     Principal Investments
 7     Investment Process
 8     Risks
 9     Management of the Fund
10     Calculating the Fund's Share Price
10     Performance Information
10     Dividends and Distributions
10     Tax Considerations
10     Buying and Selling Fund Shares
11     Financial Highlights


INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment objective of the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing in high-quality tax-exempt municipal bonds. The Fund seeks to increase its income by managing the duration of its portfolio and by capturing temporary variations in the "spread" among different types of municipal bonds.

Overview of the Intermediate Tax Free Fund




PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
- A municipal bond held by the Fund could perform poorly;
- A bond issuer's creditworthiness could decline, which causes the value of the securities it has issued to decline;
- A bond issuer could pay off a high-yielding bond before it comes due and the Fund may not be able to advantageously re-invest the proceeds; or
- The municipal bond market could decline in value as a result of a rise in interest rates.

WHO SHOULD CONSIDER INVESTING IN THE FUND
You should consider investing in the Intermediate Tax Free Fund if you are seeking the intermediate or long-term goal of high current income that is exempt from Federal income tax and has a moderate level of risk. There is, of course, no guarantee that the Fund will realize its goal. In addition, you must be willing to accept the possibility of short-term price fluctuations, which though typically less than those associated with long-term bonds or stocks, do occur from time to time.

You should not consider investing in the Intermediate Tax Free Fund if you are pursuing a short-term financial goal or are investing to achieve capital appreciation.

The Fund by itself does not constitute a balanced investment program. Although past performance is not indicative of future results, diversifying with other types of long-term investments (such as long-term bond and stock mutual funds) has in the past delivered higher returns. However, long-term bond and stock mutual funds typically incur more short-term volatility.

An investment in the Intermediate Tax Free Fund is not a deposit of Bankers Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      Overview of the Intermediate Tax Free Fund

Year-by-Year Returns

(each full calendar year since inception)

9.93%   -3.81%   13.71%   3.34%    7.45%    5.77%
1993     1994     1995    1996     1997     1998

Since inception, the Fund's highest return in any calendar quarter was 5.52% and its lowest quarterly return was -3.80%. Past performance offers no indication of how the Fund will perform in the future.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table below can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since it began selling shares on July 20, 1992 (its inception date). The table compares the Fund's average annual return with the Lehman Brothers 7-Year General Obligation Municipal Bond Index over the last one and five years, and since inception. The Index is a passive measure of municipal bond returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------
The Lehman Brothers General Obligation Municipal Bond Index is a widely accepted benchmark of municipal bond performance. It covers more than 47,000 municipal securities. The 7-Year Index tracks the returns of general obligation municipal bonds scheduled to mature in six to eight years, a subset of some 1,700 securities. Their maturity range corresponds to the maturity range of the bonds in the Fund. Indexes are models, not actual portfolios.

Average Annual Returns
(as of December 31, 1998)


                                           Since Inception

                                 1 year      5 years     (July 20, 1992)*
                               ----------   ---------   -----------------
Intermediate Tax Free Fund         5.77%       5.13%           5.75%
----------------------------       ----        ----            ----
Lehman Brothers 7-Year             6.36%       5.83%           6.42%
----------------------------       ----        ----            ----

*The Lehman Brothers 7-Year General Obligation Municipal Bond Index is calculated as of July 31, 1992.
                     5

Overview of the Intermediate Tax Free Fund



ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of the Intermediate Tax Free Fund.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds.1 Your actual costs may be higher or lower.

(1) Information on the annual operating expenses reflects the expenses of both the Fund and the Intermediate Tax Free Portfolio, the master fund in which the Intermediate Tax Free Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus).

(2) Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 0.85%.

(3) Based on expenses, after fee waivers and reimbursements for the first 16 months only.

Annual Fees and Expenses


                                              Percentage of Average
                                                Daily Net Assets(1)

-----------------------------------------------------------------------
Management Fees                                         0.40%
-----------------------------------------------------------------------
Distribution and Service (12b-1) Fees                   none
-----------------------------------------------------------------------
Other Expenses                                          0.82%
-----------------------------------------------------------------------
Total Fund Operating Expenses                           1.22%
-----------------------------------------------------------------------
Less Fee Waivers or Expense
  Reimbursement                                        (0.37)%(2)
-----------------------------------------------------------------------
Net Expenses                                            0.85%
-----------------------------------------------------------------------


            Expense Example(3)

           1 Year     3 Years     5 Years     10 Years
          --------   ---------   ---------   ---------
             $87     $347        $643        $1,486


                                 A DETAILED LOOK

                                         AT THE INTERMEDIATE TAX FREE FUND

OBJECTIVE
The Intermediate Tax Free Fund seeks a high level of current income exempt from Federal income tax consistent with moderate risk of capital.

The Fund invests for income from interest payments; capital appreciation is not an objective of the Fund. While we give priority to earning income, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY
The Fund seeks a current yield from interest income that is greater than generally obtainable from short-term tax-exempt bonds with the highest investment ratings.

PRINCIPAL INVESTMENTS
The Fund attempts to invest all of its assets in tax-exempt municipal securities. The Fund invests in securities that receive investment grade ratings from a major rating service.

The Fund may purchase a particular bond even if the rating agencies have not reviewed it, if our analysis concludes that its credit quality compares to the top ratings, and it may continue to hold a bond if its rating declines after purchase.

The Fund may invest up to 20% of its total assets in taxable securities to maintain liquidity, manage cash flow, or respond to adverse market conditions. It can invest in U.S. Treasury bonds or bonds guaranteed by Federal agencies or corporate debt that meets the Fund's quality requirements. The interest income on these securities is subject to Federal income tax.

--------------------------------------------------------------------------------
A bond's current yield is not necessarily the same as its coupon, the interest rate a borrower contracts to pay when issuing the bond. For example, a $1,000 bond with a 5% coupon requires the borrower to make annual interest payments of $50. If buyers can purchase the bond on the open market for $950, their yield will be 5.3% ($50/$950). If they purchase the bond for $1050, their yield will be 4.8% ($50/$1050).

Interest income from notes and bonds issued by a state or local government entity is exempt from Federal income tax.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

INVESTMENT PROCESS
We adjust the average duration of the bonds held by the Fund according to current market and credit conditions and the Bankers Trust interest rate forecast.
- If our analysis indicates that yields are not likely to change, we attempt to align the Fund's average duration to that of the intermediate-duration municipal market as a whole.
- If we expect yields to rise, we will shorten the Fund's duration by buying shorter maturity and selling longer maturity bonds, a tactic that should insulate the value of its shares from falling bond prices.
- If we expect yields to fall, we will lengthen the Fund's duration by selling shorter bonds and buying bonds with maturities up to 20 years to capture the gain in prices.

The Fund's duration can vary approximately 12 months in either direction from the duration of the whole intermediate-term market.

The Fund also attempts to increase current income by capturing temporary variations in the "spread" among different kinds of municipal bonds. The difference, or spread, in the yield from different kinds of bonds normally remains fairly constant. If yields change on the highest rated general obligation bonds, they should change by a predictable amount on less highly rated bonds secured only by revenues from licensing fees. But outside economic influences, political considerations or the marketplace law of supply and demand may alter the normal spread. This deviation from the expected pattern may offer the Fund the opportunity to earn more than usual from bonds at a given level of risk.

--------------------------------------------------------------------------------
Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.

Maturity measures the time remaining until an issuer must repay a bond's principal (and the issuer's debt) in full.

Municipal bonds must be rated Aaa, Aa, A, MIG-1 or Prime-1 by Moody's Investors Service, Inc. or AAA, AA, A, SP-1 or A-1 by Standard & Poor's Ratings Service at the time the Fund purchases them.

A Detailed Look at the Intermediate Tax Free Fund

RISKS
Below we set forth some of the prominent risks associated with municipal bond investing, as well as investing in general. We also detail our methods for dealing with these risks. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed in every case.

Primary Risks

Market Risk. The Fund faces the risk that the overall market for municipal bonds may decline. National and global economic events may prompt this decline, as may economic events in locales in which the Fund has invested. Developments in other bond markets or the stock market could also adversely affect the Fund by reducing the relative attractiveness of municipal bonds as an investment.

Interest Rate Risk. A significant risk for the Fund is interest rate risk -- the risk that fixed-income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates decline). To address movements in interest rates, the Investment Adviser attempts to adjust the Fund's holdings of long-and short-term securities to reflect our expectations of changes in interest rates.

Credit Risk. An investor purchasing a municipal bond faces the risk that the creditworthiness of the issuer may decline, causing the value of the bond itself to decline. In addition, issuers may not be able to pay the interest on the bonds they have issued. As a way of reducing these risks, the Fund invests only in the highest investment-grade securities to provide an added level of protection when economic conditions deteriorate. In addition, we continuously monitor the financial well-being of the issuers of the bonds that the Fund owns. We may sell those that show the signs of weakness that may lead to a ratings downgrade or even to default.

Prepayment Risk. When a bond issuer retains the right to pay off a high yielding bond before it comes due, the Fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund's income. In addition, it may create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early. The Fund protects itself against this type of risk through a combination of approaches:
- It may purchase "callable" bonds early in the life of the loan, when the issuer is least likely to call them in for prepayment;
- It may purchase callable bonds that offer extra yield income as an incentive for assuming prepayment risk; or
- It may purchase non-callable bonds that offer yield income comparable to callables.

Secondary Risks

Information Risk. Unlike Treasury bonds and stocks, municipal bonds do not trade on highly centralized exchanges. Specialized dealers make the markets for municipal bonds. This means that prices on bonds of comparable safety and maturity may vary widely. It poses the risk the Fund may buy or sell a bond on unfavorable terms. We try to minimize this risk by investing only in high quality, readily marketable bonds and cultivating business relationships with established, reputable dealers.

Liquidity Risk. A decentralized market, like that for municipal bonds, faces a greater liquidity risk than a centralized market consisting of many more buyers and sellers. Investors in municipal bonds may not be able to sell a bond quickly or receive a price that reflects its intrinsic value. The Fund attempts to minimize this risk by buying only investment-grade municipal bonds from large, well-known bond issuers.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
- The companies in which the Fund invests, which could impact the value of the Fund's investments;
- Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
- Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We could place up to 100% of the Fund's assets in short-term municipal obligations and taxable securities with the highest investment ratings. To

                               A Detailed Look at the Intermediate Tax Free Fund


the extent we might adopt such a position, the Fund may not meet its goal of a high level of current tax-free income.

MANAGEMENT OF THE FUND

Board of Trustees. The Fund's shareholders, voting in proportion to the amount of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, New York 1006, acts as the Fund's investment adviser, exercises day-to-day oversight and assumes responsibility for the securities the Fund owns. Bankers Trust received a fee of 0.40% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries. Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. And the firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $338 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.


The Investment Adviser is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as the Investment Adviser's new parent company, will control its operations as Investment Adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Portfolio Manager. Gary Pollack is responsible for the day-to-day management of the master portfolio:
- Principal of Bankers Trust and Portfolio Manager of the Fund.
- Joined Bankers Trust in 1978.
- Portfolio Manager of the Fund since its inception.
- 20 years of investment research experience.
- Bachelors degree in economics and mathematics, masters degree in economics from the State University of New York at Albany.


Other Services. Bankers Trust provides administrative services -- such as portfolio accounting, legal services and others -- for the Fund. Bankers Trust -- or your broker or financial advisor -- performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

- keeping accurate, up-to-date records for your individual Fund account;
- implementing any changes you wish to make in your account information;
- processing your request for cash dividends and distributions from the Fund;
- answering your questions on the Fund's investment performance or administration;
- sending proxy reports and updated prospectus information to you; and
- collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Intermediate Tax Free Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the Intermediate Tax Free Portfolio. The Fund and the Master

A Detailed Look at the Intermediate Tax Free Fund


Portfolio have the same investment objective. The Master Portfolio is advised by Bankers Trust.

The Master Portfolio may accept investments from other feeder funds. The feeders bear the Master Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the Master Portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

CALCULATING THE FUND'S SHARE PRICE
We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION
The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS
Income dividends, if any, for the Fund are declared daily and paid monthly. The Fund pays any capital gains on an annual basis. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

TAX CONSIDERATIONS
The Fund attempts to invest 100% of its assets in tax exempt municipal securities that generate tax-exempt income. However, the Fund may invest up to 20% (or greater while maintaining a temporary defensive position) of the value of its total assets in securities that generate income subject to federal or alternative minimum tax. Income exempt from federal income tax may be subject to state and local income tax. Any capital gains distributed by the Fund may be taxable.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES
You can purchase or redeem shares in the Fund by mail, wire transfer or through an authorized broker or financial advisor. Contact your broker or financial advisor for details. You may also call the BT Service Center at 1-800-730-1313.

We reserve the right to reject any purchase order. We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of securities actually held by the Fund, rather than in cash.

Your broker or financial advisor may charge a transaction fee for the purchase and sale of Fund shares.


Exchange Privileges. You can exchange all or part of your shares for shares of another BT Mutual Fund up to four times a year (from the date of your first exchange). Before buying shares through an exchange you should be sure to get a copy of that Fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in the exchange.


Account Minimums. The Fund requires a minimum investment of $2,500 to open accounts, $250 for subsequent investments and a minimum balance of $1,000 to maintain them. It requires a $500 minimum investment to open a retirement account, $100 for subsequent investments, but imposes no minimum balance. Automatic investment accounts, which credit money from your checking account to the purchase of Fund shares biweekly, monthly, quarterly, or semi-annually, call for a minimum $1,000 opening investment and at least $100 for each subsequent purchase of shares.

The Fund's Shareholder Guide and Statement of Additional Information contain complete information on buying and selling Fund shares and maintaining a Fund account. If you have not already received your free copy of the Shareholder Guide or wish to obtain a free copy of the Statement of Additional Information, please call the BT Service Center at 1-800-730-1313.

                               A Detailed Look at the Intermediate Tax Free Fund


The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

Financial Highlights


                                                                                For the
                                                                                 period
                                                For the         For the        January 1,       For the       For the
                                               year ended      year ended       1996 to       year ended     year ended
                                             September 30,   September 30,   September 30,   December 31,   December 31,
                                                  1998            1997           19961           1995           1994
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period            $ 10.65         $ 10.34         $ 10.56        $  9.72        $ 10.54
-------------------------------------------     -------         -------         -------        -------        -------
Income from Investment Operations

Net Investment Income                             0.42            0.44            0.33           0.47            0.42
Net Realized and Unrealized Gain (Loss) on
 Investments                                      0.38            0.31           (0.22)          0.84           (0.82)
-------------------------------------------     -------         -------         -------        -------        -------
Total Income (Loss) from Investment
 Operations                                       0.80            0.75            0.11           1.31           (0.40)
-------------------------------------------     -------         -------         -------        -------        -------
Distributions to Shareholders

Net Investment Income                             (0.42)          (0.44)          (0.33)        ( 0.47)         (0.42)
-------------------------------------------     -------         -------         -------        -------        -------
Net Realized Gains                                (0.01)             --              --             --             --
-------------------------------------------     -------         -------         -------        -------        -------
Total Distributions                               (0.43)          (0.44)          (0.33)        ( 0.47)         (0.42)
-------------------------------------------     -------         -------         -------        -------        -------
Net Asset Value, End of Period                  $ 11.02         $ 10.65         $ 10.34        $ 10.56        $  9.72
-------------------------------------------     -------         -------         -------        -------        -------
Total Investment Return                            7.71%           7.43%           4.09%         13.71%         (3.81)%
-------------------------------------------     -------         -------         -------        -------        -------
Supplemental Data and Ratios:

Net Assets, End of Period (000s omitted)        $24,072         $18,732        $ 22,008        $22,213        $25,303
-------------------------------------------     -------         -------        --------        -------        -------
Ratios to Average Net Assets:
Net Investment Income                              3.91%           4.23%           4.25%(2)       4.58%          4.20%
-------------------------------------------     -------         -------        ----------      -------        -------
Expenses, including Expenses of the
 Intermediate Tax Free Portfolio                   0.85%           0.85%           0.85%(2)       0.85%          0.85%
Decrease Reflected in above Expense
 Ration Due to absorption of Expenses by
 Bankers Trust                                     0.37%           0.30%           0.38%(2)       0.28%          0.36%
-------------------------------------------     -------         -------        ----------      -------        -------
Portfolio Turnover Rate(3)                           64%            171%            130%            95%           118%
-------------------------------------------     -------         -------        ----------      -------        -------

(1) The Fund changed its fiscal year end from December 31 to September 30.
(2) Annualized
(3) The portfolio turnover rate is the rate for the master fund in which the Fund invests its assets.

[BANKERS TRUST ACHITECTS OF VALUE APPEARS HERE]

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at:

                                BT Service Center
                                P.O. Box 419210
                                Kansas City, MO 64141-6210
or call our toll-free number:   1-800-730-1313

You can find reports and other information about the Fund on the SEC website
(http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

You can get information about buying and selling shares in the Fund in the Shareholder Guide. If you have not received a copy of the Guide, call the BT
Service Center to obtain one free of charge.


                                                          CUSIP #055922801
Intermediate Tax Free Fund                                STA467300 (1/99)
BT Investment Funds                                       811-4760

Distributed by:
ICC Distributions, INC.
Two Portland Square
Portland, ME 04101